EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Calli Bucci, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

theAnnual Report on Form 10-K of PearTrack Security Systems, Inc. for the period ended December 31, 2015 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PearTrack Security Systems, Inc.

/s/ Calli Bucci

Calli Bucci

Chief Financial Officer

June 6, 2016

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to PearTrack Security Systems, Inc. and will be retained by PearTrack Security Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.